EXHIBIT 21


                    SUBSIDIARIES OF THE SERVICEMASTER COMPANY

As of March 1, 2001, ServiceMaster had the following subsidiaries:

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                                                                                                   State or Country
                                                                                                        of
                                                                                                     Incorporation
Subsidiary                                                                                          or Organization

ServiceMaster Consumer Services Limited Partnership........................................................Delaware
ServiceMaster Consumer Services, Inc.  ....................................................................Delaware
TruGreen Limited Partnership...............................................................................Delaware
TruGreen, Inc.  ...........................................................................................Delaware
Barefoot Grass Lawn Services, Inc.  .......................................................................Delaware
Barefoot Services L.L.C.  .................................................................................Delaware
TruGreen LandCare L.L.C. 1.................................................................................Delaware
TruGreen Holding L.L.C.....................................................................................Delaware
The Terminix International Company Limited Partnership.....................................................Delaware
Terminix International, Inc.  .............................................................................Delaware
ServiceMaster Residential/Commercial Services Limited Partnership..........................................Delaware
ServiceMaster Residential/Commercial Services Management Corporation.......................................Delaware
Merry Maids Limited Partnership............................................................................Delaware
Merry Maids, Inc.  ........................................................................................Delaware
American Home Shield Corporation 2.........................................................................Delaware
AmeriSpec, Inc.  ..........................................................................................Delaware
Furniture Medic Limited Partnership........................................................................Delaware
Furniture Medic, Inc.  ....................................................................................Delaware
American Residential Services L.L.C. 3.....................................................................Delaware
Rescue Rooter L.L.C.  .....................................................................................Delaware
ServiceMaster Management Services Limited Partnership......................................................Delaware
ServiceMaster Management Services, Inc.  ..................................................................Delaware
ServiceMaster Aviation Services Limited Partnership........................................................Delaware
ServiceMaster Aviation Management Corporation..............................................................Delaware
ServiceMaster Aviation L.L.C.  ............................................................................Illinois
CMI Group, Inc.  .........................................................................................Wisconsin
Halliwell Engineering Associates L.L.C.  ..................................................................Delaware
ServiceMaster Employer Services, Inc. 4....................................................................Delaware
The ServiceMaster Acceptance Company Limited Partnership...................................................Delaware
ServiceMaster AM Limited Partnership.......................................................................Delaware
ServiceMaster Acceptance Corporation.......................................................................Delaware
ServiceMaster Holding Corporation..........................................................................Delaware
ServiceMaster Strategic Limited Partnership................................................................Delaware

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

The ServiceMaster Company Limited Partnership..............................................................Delaware
ServiceMaster Management Corporation.......................................................................Delaware
Steward Insurance Company...................................................................................Vermont
ServiceMaster Limited................................................................................United Kingdom
ServiceMaster Operations Germany GmbH.......................................................................Germany
ServiceMaster Japan, Inc.  ...................................................................................Japan
TMX-Europe B.V.  ...................................................................................The Netherlands
Terminix Ltd. 5 .....................................................................................United Kingdom
Terminix B.V.  .....................................................................................The Netherlands
Riwa B.V.  .........................................................................................The Netherlands
Anticimex Development AB 6...................................................................................Sweden
Terminix GmbH & Co. KG......................................................................................Germany
LTCS Investment Limited Partnership........................................................................Delaware
ServiceMaster Home Health Care Services Inc.  .............................................................Delaware
We Serve America, Inc.  ...................................................................................Delaware
WeServeHomes.com, Inc.  ...................................................................................Delaware

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1 TruGreen LandCare L.L.C. has 17 subsidiaries.

2 American Home Shield Corporation has 17 subsidiaries through which it carries on its business in the various states in which it markets its products.

3 American Residential Services L.L.C. has 35 subsidiaries.

4 ServiceMaster Employer Services has 4 subsidiaries.

5 Terminix Ltd. has 35 subsidiaries.

6 Anticimex Development AB has 5 subsidiaries.

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